ADVANCED SERIES TRUST

Supplement dated January 15, 2013 to the
Statement of Additional Information dated April 30, 2012, as supplemented

THE PRUDENTIAL SERIES FUND

Supplement dated January 15, 2013 to the
Statement of Additional Information dated May 1, 2012, as supplemented

________________________________________________________________________________

I. The Boards of Trustees of each of the above-referenced funds recently appointed two new board members. To reflect the appointment of the new board members, Part I of each Fund’s Statement of Additional Information (SAI) under the section of the SAI entitled “Information About Trustees and Officers” is hereby revised to include the following biographical and other information about each new board member in the table of Independent Trustees:

Name, Address * and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Sherry S. Barrat (63)	Trustee	January 1, 2013 – Present	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	87	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.).
Kay Ryan Booth (62)	Trustee	January 1, 2013 - Present	Managing Director, Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	87	None

*The address for each Trustee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

To further reflect these changes, Part I of each Fund’ SAI under the section of the SAI entitled “Leadership Structure and Qualifications of Board of Trustees” is hereby revised by replacing the existing section with the following new section which includes information pertaining to the new board members:

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of ten members, seven of whom are Independent Trustees and one of whom is no longer an employee of the Manager or its affiliates but does not currently meet the requirements for an Independent Trustee. There are also two Trustees who are employed by the Manager. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Compliance and Governance—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board of Trustees. The Board is vice chaired by an Independent Trustee. As Vice-Chair this Independent Trustee will, in the absence of the Chair lead the Board in its activities. The Trustees have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

Ms. Gold and Messrs. McDonald, Mooney, O'Brien and Schwartz have each served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc, and/or other mutual funds advised by Prudential Investments or its predecessors. In addition, Mr. McDonald has more than 20 years of experience in senior leadership positions at institutions of higher learning. Ms. Gold has more than 20 years of experience in the financial services industry. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies. Mr. O'Brien has more than 25 years of experience in senior leadership positions in the banking industry. Mr. Schwartz has more than 30 years experience as a management consultant including in the financial services industry and additional experience in the insurance industry. Messrs. Fenster, Mooney and O'Brien have experience serving on boards of other entities. Mr. Gunia has served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Manager and its affiliates and predecessors. Ms. Austin currently serves as a director and as Senior Vice President and Chief Financial Officer of Sheridan Broadcasting Corporation and President of the Sheridan Gospel Network. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry. Mr. O’Donnell, who has served as an Interested Trustee and/or President of the Fund and other funds advised by the Manager since 2012, is President of Prudential Annuities. Mr. Cronin, an Interested Trustee of the Fund and other funds advised by the Manager since 2009, has served as a Vice President of the Fund and other funds advised by the Manager since 2009 and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998. Ms. Barrat has more than 20 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years experience serving on boards of other public companies and non-profit entities. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.

Specific details about each Trustee's professional experience is set forth in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, sub-advisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Trustee Nominees. The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Delayne D. Gold), in either case in care of the Fund, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person." Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with the Board of Trustees. Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o the Fund, 1 Corporate Drive, Shelton, CT 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Fund, 1 Corporate Drive, Shelton, CT 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

To further reflect these changes, Part I of each Fund’ SAI under the section of the SAI entitled “Share Ownership” is hereby revised by replacing the existing table of trustee share ownership with the following new table which includes information pertaining to the new board members:

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex
Trustee Share Ownership
Susan Davenport Austin	None	None
Sherry S. Barrat	None	None
Kay Ryan Booth	None	None
Timothy S. Cronin	None	$50,001-$100,000
Robert F. Gunia	None	over $100,000
Delayne Dedrick Gold	None	over $100,000
W. Scott McDonald, Jr.	None	over $100,000
Thomas T. Mooney	None	over $100,000
Thomas M. O'Brien	None	over $100,000
Robert F. O’Donnell	None	None
F. Don Schwartz	None	over $100,000

II. Effective as of December 31, 2012, Saul K. Fenster, PhD, Trustee and Chair of the Governance Committee, retired from the Board of Trustees. All information and references to Mr. Fenster in the SAI (other than historical compensation information) are hereby deleted.

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